INCOME TAXES - 10-K	9 Months Ended
Sep. 30, 2023
Private GRI
Income Taxes [Line Items]
INCOME TAXES	INCOME TAXES
The difference between the provision for income taxes and the amount expected by applying the federal statutory rate of 21% to pre-tax loss is due to the following:

	Year Ended
	December 31,
	2022	2021
Expected tax benefit based on federal statutory rate	$(676)	$(328)
State tax benefit	(242)	(144)
Permanent differences	288	567
Increase (decrease) in valuation allowance	630	(95)
Provision for income taxes	$—	$—
Significant components of deferred tax assets and liabilities, and the related valuation allowance, are as follows as of:

	December 31,
	2022	2021
Net operating loss (NOL) carryforwards	$3,505	$2,879
Stock-based compensation	188	188
Accrued compensation	10	42
Operating lease liabilities	21	34
Operating lease right-of-use assets	(20)	(34)
Capitalized research and experimental expenditures	68	—
Depreciation and amortization	7	(2)
State income taxes	(235)	(193)
Valuation allowance	(3,544)	(2,914)
Net deferred tax asset	$—	$—
A valuation allowance has been recorded for the full amount of the net deferred tax asset due to uncertainties regarding its realizability.
As of December 31, 2022, federal NOL carryforwards totaled $11,652, of which $6,124 expires from 2029 to 2037 and $5,528 does not expire. As of December 31, 2022, California NOL carryforwards totaled $11,966 and expire from 2029 to 2042. The future annual utilization of NOL carryforwards may become limited due to changes in ownership. The annual limitation may result in the carryforwards not being fully utilized prior to expiration.